SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              UWHARRIE CAPITAL CORP
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

PRELIMINARY PROXY

                              UWHARRIE CAPITAL CORP
                             134 NORTH FIRST STREET
                         ALBEMARLE, NORTH CAROLINA 28001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        NOTICE is hereby given that the Annual Meeting of Shareholders of Uwharrie Capital Corp (the "Company") will be held as follows:

               PLACE:        Stanly County Agri-Civic Center
                             26032 Newt Road
                             Albemarle, North Carolina

               DATE:         Tuesday, April 27, 1999

               TIME:         4:00 p.m. - Business Meeting
                             5:30 p.m. - Dinner

        The purposes of the meeting are:

        1.     To elect six directors of the Company;

        2. To amend the Articles of Incorporation to increase the authorized number of shares of the Company's common stock from 6,000,000 to 20,000,000;

        3. To amend the Employee Stock Option Plan to increase the number of shares available for grant;

        4. To ratify the appointment of Dixon Odom PLLC as the Company's independent public accountants for 1999; and

        5. To transact such other business as may properly be presented for action at the meeting.

        YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    ROGER L. DICK
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
MARCH 30, 1999

                              UWHARRIE CAPITAL CORP
                             134 NORTH FIRST STREET
                         ALBEMARLE, NORTH CAROLINA 28001
                                 (704) 982-4415

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Uwharrie Capital Corp (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Tuesday, April 27, 1999, at 4:00 p.m., in the Stanly County Agri-Civic Center, 26032 Newt Road, Albemarle, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are being mailed to shareholders on or about March 30, 1999. In this Proxy Statement, the Company's subsidiary bank, Bank of Stanly, is referred to as the "Bank".

VOTING OF PROXIES

        Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Roger L. Dick, Dawn L. Melton and Tamara M. Singletary. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the six nominees for director named in Proposal 1, and "FOR" Proposals 2, 3 and 4. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote in accordance with their best judgment.

RECORD DATE

        The close of business on March 17, 1999, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

VOTING SECURITIES

        The Company's voting securities are the shares of its common stock, par value $1.25 per share, of which ___________ shares were issued and outstanding on the Record Date.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

        At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors. In the election of directors, the six nominees receiving the highest number of votes will be elected.

        For Proposals 2, 3 and 4 to be approved, a majority of the shares represented in person and by proxy and entitled to vote at the Annual Meeting must be voted in favor of approval. Abstentions and broker nonvotes will have no effect in the voting at the Annual Meeting.

REVOCATION OF APPOINTMENT OF PROXY

        Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

        The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the Company's and the Bank's directors, officers and employees without additional compensation.

BENEFICIAL OWNERSHIP OF SECURITIES BY MANAGEMENT AND NOMINEES

        As of February 12, 1999, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's common stock. The following table lists the individual beneficial ownership of the Company's common stock as of February 12, 1999, by the Company's current directors and nominees for director, by the Company's executive officers named in the Summary Compensation Table below, and by all current directors, nominees and executive officers of the Company as a group. No current director or executive officer owned more than 1% of the shares outstanding on February 12, 1999. Current directors, nominees and executive officers as a group beneficially owned 9.35% of the shares outstanding by members of the group on such date.

              NAME OF                                    AMOUNT AND NATURE OF
          BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP (1,2)

William S. Aldridge, Jr.                                    7,254

Cynthia H. Beane                                           20,984

Joe S. Brooks                                              17,848

Ronald T. Burleson                                         15,932

Bill C. Burnside, D.D.S.                                    9,595

Gail C. Burris                                                800

Ronald B. Davis                                            40,852

G. Chad Efird                                              22,470

David M. Jones, D.V.M.                                      1,000

Kyle H. Josey                                                 400

James F. Link, D.V.M.                                      10,720

Joyce H. Little                                               400

W. Chester Lowder                                           1,648

              NAME OF                                    AMOUNT AND NATURE OF
          BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP (1,2)

Buren Mullis                                               30,000

John P. Murray, M.D.                                       15,326

Kent E. Newport                                             2,298

Catherine A. Pickler                                        2,754

George T. Reaves                                            8,050

A. James Russell                                            1,204

B. A. Smith, Jr.                                           36,178

Douglas V. Waddell                                            806

Roger L. Dick                                              46,364

All current directors, nominees for
director and executive officers as a                  482,416 (3)
group (30 persons)

 (1) Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power with respect to all shares shown as beneficially owned. The calculations of the percentage of class beneficially owned by each individual are based on a total of 4,941,127 shares outstanding as of February 12, 1999, plus the number of shares capable of being issued to that individual (if any) within 60 days upon the exercise of stock options held by that individual (if any).

(2) Includes shares over which the named individual shares voting and investment power as follows: Mr. Aldridge - 6,050 shares; Ms. Beane - 20,046 shares; Mr. Brooks - 7,428 shares; Mr. Burleson - 2,588 shares; Dr. Burnside - 9,195 shares; Mr. Efird - 21,766 shares; Dr. Link - 8,800 shares; Mr. Lowder - 1,204 shares; Dr. Murray - 11,682 shares; Mr. Newport -868 shares; Mr. Russell - 364 shares; Mr. Smith - 31,972 shares.

 (3) Includes a total of 102,604 shares as to which the persons included in the group exercise sole voting and investment power, and 161,458 shares as to which such power is shared. Also includes an aggregate of 218,354 shares which executive officers included in the group could purchase under currently exercisable stock options.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

        Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS

NOMINEES

        The Company's Bylaws provide for a Board of Directors composed of 18 members divided into three classes, each consisting of six directors who are elected to terms of three years. Each year the terms of six directors expire and six persons are elected as directors for new three-year terms. The Board of Directors intends to nominate the six persons named below for election by shareholders at the Annual Meeting as directors of the Company for three-year terms or until their respective successors are duly elected and qualified.

                                              YEAR IN WHICH
                               POSITIONS      FIRST ELECTED/            PRINCIPAL OCCUPATION
                                  WITH           PROPOSED              AND BUSINESS EXPERIENCE
NAME AND AGE                    COMPANY        TERM EXPIRES               FOR PAST 5 YEARS
------------                    -------     -  ------------               ----------------

 Cynthia H. Beane               Director       1996 / 2002      Cynthia H. Beane, CPA, Albemarle, NC
    (50)                                                        (certified public accountant)

Kyle H. Josey                 New Nominee      ---- / 2002      Owner, Josey & Josey Accounting
    (47)                                                        Services, Albemarle, NC

Joyce H. Little               New Nominee      ---- / 2002      Vice President/Secretary/Treasurer,
    (57)                                                        Wiley Little Drywall, Inc.; Mayor,
                                                                Oakboro, NC

W. Chester Lowder               Director       1995 / 2002      Director of Dairy and Beef Programs
   (50)                                                         and Assistant Director of Natural
                                                                Resources, North Carolina Farm
                                                                Bureau Federation, Raleigh, NC
                                                                (agricultural service agency);
                                                                President, Fork "L" Farm, Inc.,
                                                                Norwood, NC (farming operation)

B. A. Smith, Jr.                Director       1996 / 2002      Retired; previously, Pilot and Base
  (65)                                                          Commander, United States Air Force

Douglas V. Waddell              Director       1995 / 2002      Retired; previously, Manager, Sears
  (70)                                                          & Roebuck - Automotive Department,
                                                                Albemarle, NC (retail store)

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE

INCUMBENT DIRECTORS

        The Company's current Board of Directors includes 12 directors whose terms will continue after the Annual Meeting. The following table contains information about those 12 incumbent directors.

                                    YEAR IN WHICH
                                   FIRST ELECTED/
                                    CURRENT TERM              PRINCIPAL OCCUPATION
        NAME AND AGE                EXPIRES (1)      AND BUSINESS EXPERIENCE FOR PAST 5 YEARS
        -------------               ------------     ----------------------------------------

        Joe S. Brooks                 1997/2000      Partner, Brothers Precision Tool
        (49)                                         Company, Albemarle, NC (tool and die
                                                     shop)

        Ronald T. Burleson            1997/2000      Partner, Thurman Burleson & Sons Farm,
        (49)                                         Richfield, NC  (farming operation)

        Bill C. Burnside,             1998/2001      Bill Burnside, D.D.S., Albemarle, NC
        D.D.S.     (49)                              (dentistry)

        Gail C. Burris                1998/2001      Owner and Manager, Rosebriar Restaurant,
        (44)                                         Albemarle, NC

        David M. Jones, D.V.M.        1998/2001      Director, North Carolina Zoological
        (54)                                         Park, Asheboro, NC (NC Department of
                                                     Environment and Natural Resources)

        James F. Link, D.V.M.         1997/2000      Veterinarian and Owner, North Stanly
        (46)                                         Animal Clinic, New London, NC

        Buren Mullis                  1998/2001      Retired; previously, Vice President and
        (65)                                         General Manager, Sundrop Bottling Co.,
                                                     Inc., Concord, NC

        John P. Murray, M.D.          1996/2001      Retired; previously, Physician and
        (57)                                         Owner, Albemarle Ear, Nose and Throat,
                                                     Albemarle, NC

        Kent E. Newport               1997/2000      President, KDC, Inc. DBA Coy's
        (38)                                         Laundromat, Albemarle, NC (coin laundry
                                                     and self-service carwash)

        Catherine A. Pickler          1995/2001      Homemaker and community volunteer, New
        (64)                                         London, NC

        George T. Reaves              1997/2000      Retired; previously, Vice President,
        (71)                                         Traffic and Transportation, Collins &
                                                     Aikman Corp., Albemarle, NC
                                                     (manufacturer of automotive fabrics,
                                                     upholstery, yarns)

        A. James Russell              1997/2000      Construction Manager, J.T. Russell &
        (44)                                         Sons, Inc., Albemarle, NC (highway heavy
                                                     utility construction)

 (1) The year first elected indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not reflect breaks in certain of the named individuals' tenures as directors of the Bank or the Company, as applicable.

DIRECTOR COMPENSATION

          For service during 1999, each director will be paid a fee of $200 for each Board of Directors meeting attended and $100 for attendance at each committee meeting.

        During 1994, the Company adopted a plan under which individual directors may elect each year to defer receipt of all or a designated portion of their fees for that year. Amounts so deferred earn interest at rates tied to market indices selected quarterly by the plan administrators, and such amounts become payable in the future (in a lump sum or annual installments) as specified by the director at the time of his or her deferral election. During 1998, Directors Brooks, Jones, Link, Lowder, Mullis, Newport, Reaves and Russell deferred compensation pursuant to such plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held eight regular meetings and two special meetings during 1998. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and of any committees on which he or she served with the exception of Director David M. Jones whose absences were due to prior business commitments.

        The Company's Board of Directors has several standing committees, including an Examining Committee, a Personnel Committee, and a Nominating Committee.

        The current members of the Examining Committee are Cynthia H. Beane - Chairman, Gail C. Burris, Joe S. Brooks, John P. Murray and Kent E. Newport. The Examining Committee reviews the annual audit reports of the Company's independent auditors and the examination reports issued by bank regulatory agencies, and oversees the work of the Company's internal auditor. The Examining Committee met six times during 1998.

        The current members of the Personnel Committee are B.A. Smith, Jr. - Chairman, Joe S. Brooks, G. Chad Efird, James F. Link, D.V.M. and Douglas V. Waddell. The Personnel Committee is authorized to consider and make recommendations to the Board of Directors for action on matters pertaining to the compensation of executive officers of the Company and the Bank. The Personnel Committee met three times during 1998. The Personnel Committee also serves as the Personnel Committee.

        The current members of the Nominating Committee are John P. Murray - Chairman, James F. Link, D.V.M., W. Chester Lowder, A. James Russell and B.A. Smith, Jr. The Nominating Committee recommends candidates to the Company's Board of Directors for selection as nominees for election as directors of the Company. The Nominating Committee met three times during 1998. In making its recommendations, the Nominating Committee will consider candidates recommended by shareholders. Recommendations of nominee candidates by shareholders for the 2000 Annual Meeting should be submitted in writing to the Chief Executive Officer of the Company by

September 30, 1999, and should be accompanied by a statement of each candidate's qualifications to serve as a director.

EXECUTIVE OFFICERS

        The following table contains information about the current executive officers of the Company and its subsidiaries.

                                                                                     EMPLOYED
NAME AND AGE            CURRENT POSITIONS WITH COMPANY AND/OR SUBSIDIARIES            SINCE

Ronald B. Davis         President and Chief Executive Officer of the Bank              1997
        (51)
Roger L. Dick           President and Chief Executive Officer of the Company           1983
        (47)
Susan B. Gibson         Vice President of the Bank (human resources)                   1996
       (37)
Jacqueline S. Jernigan  Executive Vice President of the Bank  (retail banking)         1983
       (44)
Dawn L. Melton          Executive Vice President of the Company (technology)           1983
       (38)
Tamara M. Singletary    Executive Vice President of the Company (investor              1983
       (39)             relations)
Christy D. Stoner       President and Chief Executive Officer of The Strategic         1991
      (34)              Alliance Corporation
Thomas H. Swaringen     Executive Vice President of the Bank (credit                   1990
       (55)             administration)
Barbara S. Williams     Senior Vice President of the Company (finance)                 1995
       (55)
O. David Williams, Jr.  Executive Vice President of the Bank (commercial banking)      1991
       (40)

EXECUTIVE COMPENSATION

        The following table reflects the compensation paid to or received or deferred by the Company's chief executive officer during 1998, 1997 and 1996. The table also includes the compensation paid to or received or deferred by the Bank's chief executive officer for 1998 and 1997. No other current executive officers of the Company or the Bank received compensation for 1998 which exceeded $100,000.
                           SUMMARY COMPENSATION TABLE

                         ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                         -------------------                    ----------------------
                                                             AWARDS             PAYOUTS
                                                             ------             -------
                                                    OTHER                                   ALL
                                                    ANNUAL                                 OTHER
                                                   COMPEN-  RESTRICTED  OPTIONS/  LTIP    COMPEN-
                              SALARY               SATION     STOCK     SARS    PAYOUTS   SATION
NAME AND PRINCIPAL     YEAR  ($)(1))   BONUS       ($)(3)    AWARDS     (#)(5)     ($)    ($)(4)
                       ----  --------              -------              -------    ---    ------
POSITION                                ($)(2)                 ($)
----------                              -------                ---

Roger L. Dick,         1998   125,500    26,275      -0-        -0-                -0-      9,142
President and Chief    1997  118,000     48,752      -0-        -0-     19,378     -0-     9,500
Executive Officer of   1996  107,966     5,398       -0-        -0-       -0-      -0-     6,802
the Company                                                             116,085

Ronald B. Davis,       1998   125,500    20,775       -0-       -0-     19,376     -0-     2,988
President and Chief    1997   86,000     4,500       -0-        -0-     45,590     -0-      -0-
Executive Officer of
the Bank (6)

(1) Includes amounts deferred at the officer's election pursuant to the Company's Section 401(k) savings plan.

(2) Includes all cash bonuses received for each year by the officers. At the end of each year the Company's Board of Directors may approve the payment of annual cash bonuses to individual officers based on the Company's results of operations and their individual performance during the year. The payment and amounts of any such bonuses are determined solely by the Company's Board of Directors. In addition to discretionary cash bonuses, the Company maintained an incentive plan under which, at the end of each calendar quarter, officers and employees could receive a cash bonus (equal to 5.0% of their quarterly salary) if the Company's financial performance for that quarter equaled or exceeded budgeted amounts.

(3) In addition to compensation paid in cash, the Company's executive officers receive certain personal benefits. However, the aggregate value of non-cash benefits received by the executive officers during each year did not exceed 10% of cash compensation paid to them.

(4) Consists entirely of the Company's contributions on behalf of the officers to the Company's Section 401(k) savings plan.

(5) The number of shares covered by options have been restated to reflect a 3% stock dividend declared in 1996, a 5% stock dividend in 1997 and a 2-for-1 stock split in the form of a 100% stock dividend in 1998.

(6) Mr. Davis was employed by the Company on April 14, 1997, and therefore all amounts for 1997 included in the table for Mr. Davis reflect the period from the date of employment through the end of 1997.


STOCK OPTIONS

        The following table contains information with regard to grants of stock options during 1998 to Roger L. Dick, President and Chief Executive Officer of the Company and Ronald B. Davis, President and Chief Executive Officer of the Bank.

                           STOCK OPTION GRANTS IN 1998
                                INDIVIDUAL GRANTS

                   Number of
                   Securities   % of Options
                   Underlying   Granted
                   Options      to Employees     Exercise or Base
Name               Granted      in Fiscal Year   Price ($) Per      Expiration
----                            --------------
                   (#)(1)                        Share              Date
                   ------                        -----              ----

Roger L. Dick      19,378 (2)   21.35%           $5.625 (2)         4/20/08
Ronald B. Davis    19,376 (2)   21.35            $5.625 (2)         4/20/08

(1) Stock options were fully vested upon grant date and must be exercised prior to April 20, 2008.

(2) The number of shares covered by options and the exercise price are restated to reflect a 2-for-1 stock split in the form of a 100% stock dividend on August 4, 1998.

        The following table contains information with respect to stock options exercised during 1998 and held at December 31, 1998 by Roger L. Dick, the Company's President and Chief Executive Officer and Ronald B. Davis, President and Chief Executive Officer of the Bank.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                 NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS/SARS
                                                OPTIONS/SARS AT FY-END                      AT FY-END
                                                         (#)                                 ($)(1)
                                                ----------------------              -------------------------
                     SHARES
                   ACQUIRED ON     VALUE
                    EXERCISE      REALIZED
     NAME              (#)          ($)         EXERCISABLE         UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
     ----          -----------    --------      -----------         -------------       -----------         -------------
Roger L. Dick        11,415        51,777         27,361              82,674              74,586               225,369
Ronald B. Davis       -0-           -0-           37,612              13,677              32,988                24,742

(1) Represents the aggregate fair market value at December 31, 1998 (based on an estimated market value of $5.50 per share) of shares underlying unexercised options held on that date, minus the aggregate exercise or purchase price of those shares.


TRANSACTIONS WITH MANAGEMENT

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of the Company's and the Bank's directors and executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

               PROPOSAL 2: INCREASE IN NUMBER OF AUTHORIZED SHARES
                                 OF COMMON STOCK

        The Board of Directors of the Company voted to recommend to the shareholders an amendment to Article II of the Company's Charter to increase by 14,000,000 the number of authorized shares of the Company's capital stock (the "Amendment"). The Company presently has 6,000,000 shares authorized classified as Common Stock. As of the Record Date, there were ________ shares of Common Stock issued and outstanding. If the Amendment is approved by the shareholders, all additional shares authorized by the Amendment would be classified as Common Stock. The relative rights and limitations of the Common Stock would remain unchanged under the Amendment. Holders of Common Stock do not have any preemptive rights.

        The Amendment has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for future acquisitions and general corporate needs, such as future stock dividends, stock splits, or issuance under stock-based benefit plans. There are currently no plans or arrangements relating to the issuance of any of the additional shares of the Common Stock to be authorized. If the Amendment is approved by the shareholders, such shares would be available for issuance without further action by the shareholders, unless required by the Company's Charter or bylaws or by applicable law.

        The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management.

        The text of Article II of the Charter, as proposed to be amended, is as follows:

"The Corporation shall have authority to issue a total of 20,000,000 shares of capital stock which shall consist of Common Stock, $1.25 par value per share, all of one class."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 TO AMEND THE CHARTER OF THE COMPANY TO INCREASE THE AUTHORIZED NUMBER OF SHARES



               PROPOSAL 3: AMENDMENT OF EMPLOYEE STOCK OPTION PLAN

        The 1996 Employee Stock Option Plan (the "Plan") was adopted by the Company on February 20, 1996 and was approved by the shareholders at the annual meeting held April 23, 1996. The general purpose of the Plan is to advance the interests of the Company, or any company which is a subsidiary of the Company, and its shareholders by providing key employees with a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such employees to remain with and to devote their best efforts to the Company. The Plan authorized the sale of an aggregate of 212,400 shares of the Company's common stock, $1.25 par value per share ("Common Stock") upon the exercise of options ("Options"). The number of shares authorized has been increased from time to time as a result of stock dividends declared and paid by the Company since the approval of the Plan. All of the Options authorized under the Plan have been granted to key officers and employees of the Company. The Plan shall remain in effect until the year 2006.

        The Board of Directors has recognized the importance of the Plan in fostering the purposes set forth in the Plan. Growth in the Company's personnel as a result of the growth in assets of the Company has resulted in a need to authorize additional Options pursuant to the provisions of the Plan. In January 1999, the Board of Directors authorized, subject to shareholder approval, the issuance of an additional 600,000 Options pursuant to the provisions of the Plan.

        The Plan is administered by a committee of the Company's Board of Directors who are not employees of the Company and who otherwise qualify as "disinterested administrators" as defined in Rule 16(b)-3(c)(2)(i) under the Securities Exchange Act of 1934. To be eligible to receive an Option under the Plan, a person must be a full-time employee of the Company or any subsidiary of the Company. The Committee has the discretion to cause any Option granted pursuant to the Plan to be granted with the intent that it qualify for treatment as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code, or with the intent that it be treated as a "nonqualified stock option". Each Option is evidenced by a written agreement between the Company and the Optionee. At the time of the grant, the Committee sets the Option price applicable to the Option. That price must not be less than 100% of the fair market value of the common stock of the Company on the date of grant.

        The term of each Option shall be set by the Committee at the time the Option is granted and except under particular circumstances shall not be more than 10 years following date of grant of the Option. Under the Plan, the Committee may require that an Option not be exercised until the Optionee has completed a period of continuous, full time service in the employment of the Company or a subsidiary following the date of grant as specified in each Agreement with each Optionee. All options must be exercised for a whole number of shares and may be paid for in cash or in other shares of the Common Stock of the Company. Options are terminated if the Optionee's employment with the Company is terminated for "cause" or the employee voluntarily terminates employment (other than by reason of disability or retirement). In the case of an Optionee whose employment with the Company is terminated for reasons other than for "cause", any unexercised Option held by the Optionee may be exercised at any time during a period of 90 days following the date of such termination (but not later than the end of the Option term).

        The Plan may be amended by the Board of Directors, upon recommendation of the Committee, however no such amendment may be effected that increases the aggregate number of shares of common stock which may be issued upon the exercise of Options unless approved by the shareholders. Accordingly, in January 1999 the Board of Directors adopted an amendment to the Plan, upon recommendation of the Committee, to add an additional 600,000 shares of Common

Stock to be issued upon the exercise of Options under the Plan and proposes such amendment to the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3 TO AMEND THE EMPLOYEE STOCK OPTION PLAN



             PROPOSAL 4: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

        The Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company's independent accountants for 1999, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

        A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1999


                                  OTHER MATTERS

        The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.


                            PROPOSALS OF SHAREHOLDERS

        Any proposal of a shareholder which is intended to be presented at the Company's 2000 Annual Meeting must be received in writing by the Company at its main office in Albemarle, North Carolina, no later than November 15, 1999, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting.

        Any other proposal intended to be presented at the Company's 2000 Annual Meeting must be received by the Company at its main office in Albemarle, North Carolina, no later than February 21, 2000.

        Nominations for directors must be submitted in writing to the Chief Executive Officer of the Company for consideration by the Nominating Committee by September 30, 1999.

                             ADDITIONAL INFORMATION

        A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TAMARA M. SINGLETARY, SECRETARY, UWHARRIE CAPITAL CORP, 134 NORTH FIRST STREET, ALBEMARLE, NORTH CAROLINA 28001.

***********************************APPENDIX*************************************


PRELIMINARY PROXY

                              UWHARRIE CAPITAL CORP

                             134 NORTH FIRST STREET
                         ALBEMARLE, NORTH CAROLINA 28001


                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

        The undersigned hereby appoints Roger L. Dick, Dawn L. Melton and Tamara
M. Singletary (the "Proxies"), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of Uwharrie Capital Corp (the "Company") held of record by the undersigned on March 17, 1999, at the Annual Meeting of Shareholders of the Company to be held at the Stanly County Agri-Civic Center at 26032 Newt Road, Albemarle, North Carolina, at 4:00 p.m. on April 27, 1999, and at any adjournments thereof:


1. ELECTION OF DIRECTORS: Proposal to elect six directors of the Company for three year terms or until their successors are duly elected and qualified.

        [ ] FOR ALL NOMINEES LISTED BELOW          [ ] WITHHOLD AUTHORITY
                                                       TO VOTE FOR ALL NOMINEES
                                                       LISTED BELOW


        NOMINEES:     Cynthia H. Beane             [ ] FOR ALL EXCEPT
                      Kyle H. Josey
                      Joyce H. Little
                      W. Chester Lowder
                      B.A. Smith, Jr.
                      Douglas V. Waddell


        INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name(s) on the line below.

--------------------------------------------------------------------------------

2. AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF THE COMPANY TO 20,000,000 SHARES.

        [ ] FOR               [ ] AGAINST          [ ] ABSTAIN

3.      AMENDMENT OF EMPLOYEE STOCK OPTION PLAN.

        [ ] FOR               [ ] AGAINST          [ ] ABSTAIN

4. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odom PLLC as the Company's independent accountants for 1999.

        [ ] FOR               [ ] AGAINST          [ ] ABSTAIN

5. OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

        THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSALS 2, 3 AND 4 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

                                                              , 1999
                                    --------------------------
                                                   (Date)


                                                              (SEAL)
                                    --------------------------
                                    (Signature)


                                                              (SEAL)
                                    --------------------------
                                    (Signature, if shares held jointly)

                                    INSTRUCTION: PLEASE SIGN ABOVE EXACTLY AS
                                    YOUR NAME APPEARS ON THIS APPOINTMENT OF
                                    PROXY. JOINT OWNERS OF SHARES SHOULD BOTH
                                    SIGN. FIDUCIARIES OR OTHER PERSONS SIGNING
                                    IN A REPRESENTATIVE CAPACITY SHOULD INDICATE
                                    THE CAPACITY IN WHICH THEY ARE SIGNING.

                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                       PROXY CARD IN THE ENCLOSED ENVELOPE